SCUDDER                                                               [logo]

Scudder Premium Money Market Shares


Supplement to Prospectus
Dated July 7, 1997

Until June 30, 1998, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to continue its management fee waiver of 0.05%, maintaining its management fee at 0.20% of average daily net assets of the Fund.


February 1, 1998